UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  October 26, 2004
                                                --------------------------------

                          GS Mortgage Securities Corp.
  (as depositor for GSAA Home Equity Trust 2004-9 to be formed pursuant to a Pooling and Servicing Agreement, to be entered into, relating to the GSAA
     Home Equity Trust 2004-9, Asset-Backed Certificates, Series 2004-9)
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             (Exact name of registrant as specified in its charter)



Delaware                                 333-117485                   13-6357101
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(State or other jurisdiction     (Commission File Number)       (I.R.S. Employer
of incorporation)                                            Identification No.)

85 Broad Street, New York, New York                                     10004
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code  (212) 902-1000
                                                  ------------------------------

                                 Not applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  Other Events
            ------------

            The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2003 and 2002 and for each of the years in the three-year period ended December 31, 2003, prepared in accordance with accounting principles generally accepted in the United States of America, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission (the "Commission") on March 15, 2004; Commission File No. 1-10777), the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of March 31, 2004 and for the periods ending March 31, 2004 and March 31, 2003 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 2004 (which was filed with the Commission on May 10, 2004), the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of June 30, 2004 and for the three and six month periods ending June 30, 2004 and June 30, 2003 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended June 30, 2004 (which was filed with the Commission on August 9, 2004) and the Current Reports on Form 8-K filed with the Commission on April 22, 2004, July 22, 2004, August 20, 2004 and October 20, 2004, as they relate to Ambac Assurance Corporation, are hereby incorporated by reference in the Registration Statement on Form S-3 (No. 333-117485) of GS Mortgage Securities Corporation (the "Registrant") and in the Registrant's Prospectus Supplement, dated October 25, 2004, relating to the GSAA Home Equity Trust 2004-9, and shall be deemed to be a part hereof.

ITEM 9.01.  Financial Statements and Exhibits

            (c) Exhibit

            Item 601(a)
            of Regulation S-K
            Exhibit No.             Description
            -----------             -----------

            (23.1) Consent of KPMG LLP, Independent Registered Public Accounting Firm of Ambac Assurance Corporation.

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   GS Mortgage Securities Corp.


      October 28, 2004

                                   By:    /s/ Howard Altarescu
                                      -----------------------------------------
                                      Name:   Howard Altarescu
                                      Title:  Vice President

                                INDEX TO EXHIBITS
                                -----------------

                                                                 Paper (P) or
Exhibit No.       Description                                    Electronic (E)
-----------       -----------                                    --------------

(23.1)            Consent of KPMG LLP, Independent Registered         (E)
                  Public Accounting Firm of Ambac Assurance
                  Corporation